                                                                    EXHIBIT 4(a)

COMMON STOCK                                               $01 PAR VALUE


(INCORPORATED UNDER THE LAWS
OF THE STATE OF MISSOURI)


THIS CERTIFICATE IS TRANSFERABLE IN             CUSIP 296315 10 4
NEW YORK, NY AND RIDGEFIELD PARK, NJ            SEE REVERSE FOR CERTAIN
                                                DEFINITIONS


                         ESCO TECHNOLOGIES, INC.


THIS CERTIFIED THAT

IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

ESCO TECHNOLOGIES INC., INCLUDING RELATED RIGHTS (THE "RIGHTS") TO PURCHASE PREFERRED STOCK ISSUED PURSUANT TO THE RIGHTS AGREEMENT (DEFINED ON THE REVERSE), TRANSFERABLE IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERTY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS OF THE COMPANY, AS AMENDED TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF, ASSENTS. THIS CERTIFICATE IS NO VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED IN FACSIMILE BY ITS DULY AUTHORIZED OFFICERS AND A FACSIMILE SEAL OF THE COMPANY TO BE HEREUNTO AFFIXED.

DATED:


AUTHORIZED SIGNATURE:

/s/ ALYSON S. BARCLAY                           /s/ D.J. MOORE
SECRETARY                                       CHAIRMAN, PRESIDENT AND
                                                CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR



REVERSE SIDE:

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ESCO TECHNOLOGIES, INC.

THE RIGHTS AGREEMENT

THIS CERTIFICATE ALSO EVIDENCES CERTAIN RIGHTS ARISING WITH RESPECT TO THE COMMON STOCK AS SET FORTH IN AN AMENDED AND RESTATED RIGHTS AGREEMENT, AS IT MAY FROM TIME TO TIME BE SUPPLEMENTED OR AMENDED (THE "RIGHTS AGREEMENT"), BETWEEN ESCO TECHNOLOGIES INC. ("THE COMPANY") AND THE RIGHTS AGENT (AS DEFINED IN THE RIGHTS AGREEMENT), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THE CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM AS TENANTS IN COMMON

TEN ENT AS TENANTS BY THE ENTIRETIES

JT TEN AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON

TOD TRANSFER ON DEATH DIRECTION IN THE EVENT OF OWNER'S DEATH, TO PERSON NAMED ON FACE

UNIF TRAN MIN CT                        AS CUSTODIAN FOR
                      (CUST)                                  (MINOR)

UNIF TRAN MIN ACT                       AS CUSTODIAN FOR
                      (CUST)                                  (MINOR)

UNDER UNIFORM GIFTS TO MINORS ACT

     (STATE)

UNDER UNIFORM TRANSFERS TO MINORS ACT

    (STATE)

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST

FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE


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SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLE
CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:     SIGNATURE(S)               SIGNATURE(S)

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITH ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.